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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                   ----------------

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                   Gene Logic Inc.
               -------------------------------------------------------
                (Exact name of registrant as specified in its charter)


               Delaware                           06-1411336
----------------------------------------     -------------------
(State of Incorporation or Organization)     (I.R.S. Employer
                                            Identification no.)

10150 Old Columbia Road, Columbia, MD              21046
----------------------------------------     -------------------
(Address of principal executive offices)         (zip code)

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
If this form relates to the registration of a class of securities    If this form relates to the registration of a class of
pursuant to Section 12(b) of the Exchange Act and is                 securities pursuant to Section 12(g) of the Exchange Act and
effective upon filing pursuant to General Instruction A.(c),         is effective pursuant to General Instruction A.(d),
check the following box.  / /                                        check the following box.  /x/


Securities Act registration statement file number to which this form relates:    333-37317
                                                                             ---------------
                                                                             (If applicable)

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Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class to             Name of Each Exchange on Which
       be so Registered                Each Class is to be Registered

           None
    --------------------                    ---------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                            Common Stock, $0.01 par value
              ---------------------------------------------------------
                                   (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 59 of the Prospectus included in the Registrant's Registration Statement on Form S-1, No. 333-37317 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on October 7, 1997, and as subsequently amended on October 21, 1997, and is incorporated herein by reference.

ITEM 2.       EXHIBITS.

    Exhibit
    Number    Description
    ------    -----------

    3.1 Amended and Restated Certificate of Incorporation, to be filed and become effective immediately following this offering.(1)

    3.2 By-laws, as amended and restated, to become effective immediately following this offering.(1)

    3.3 Pages 59-61 of the above referenced Registration Statement, portions of which are incorporated by reference herein pursuant to Rule 12b-23.

    4.1*      Specimen Stock Certificate.

    ----------------------

    * To be filed with the Securities and Exchange Commission as an exhibit to an amendment to Registrant's Form S-1 Registration Statement, No. 333-37317.

    (1) Filed with the Securities and Exchange Commission as an exhibit to Registrant's Form S-1 Registration Statement, No. 333-37317, as amended, and incorporated herein by reference.


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                                      SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       GENE LOGIC INC.
                                         (Registrant)




Date:  November 4, 1997                By:  /s/ Michael J. Brennan
                                          -------------------------------------
                                            Michael J. Brennan, M.D., Ph.D.
                                            President and Chief Executive
                                            Officer